Form 8-K - CURRENT REPORT

                UNITED STATES
       SECURITIES AND EXCHANGE COMMISSION
            Washington, D.C. 20549



                 FORM 8-K


               CURRENT REPORT


        Pursuant to Section 13 or 15(d) of the
           Securities Exchange Act of 1934

           Date of Report: June 10, 2004

       Urban Improvement Fund Limited - 1972
 (Exact name of registrant as specified in its charter)


California                      2-43162        95-6448384
(State or other jurisdiction  (Commission  ) I.R.S. Employer
of incorporation)              File Number)  Identification
                                                 Number)


                   1201 Third Avenue
                      Suite 5400
              Seattle, Washington 98101
         (Address of principal executive offices)


Registrant's telephone number, including area code
(202) 622-9900

                        N/A

    (Former address, if changed since last report)





Item 4. Changes in Registrant's Certifying Accountant


As of June 10, 2004, the firm of Carter & Company, Certified Public Accountants, LLC was engaged as the principal accountant to audit the financial statements of Urban Improvement Fund Limited - 1972
(the "Registrant" or the "Partnership").


                         SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



URBAN IMPROVEMENT FUND LIMITED - 1972
      (Registrant)
By:  Interfinancial Real Estate Management
     Company, General Partner




/s/Michael Fulbright
(Signature)
By:  Michael Fulbright, Secretary




/s/John M. Orehek
(Signature)
By:  John M. Orehek, Senior Vice President


Date:	June 10, 2004